SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    QNB Corp.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------
(5) Total fee paid:
- - --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- - --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
- - --------------------------------------------------------------------------------
(3) Filing Party:
- - --------------------------------------------------------------------------------
(4) Date Filed:
- - --------------------------------------------------------------------------------

                                                                Proxy Statement
                                                                   April 8, 1996

April 8, 1996



Dear Shareholder:


The 1996 Annual Meeting of the Shareholders of QNB Corp. (the "Corporation") will be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, Pennsylvania, on Tuesday, May 7, 1996, at 11:00 a.m. Notice of the Annual Meeting, the Corporation's Proxy Statement, Proxy Card and 1995 Annual Report are enclosed.

At this year's Annual Meeting, you are being asked to elect three (3) Directors, and to approve the adoption of the Employee Stock Purchase Plan. These proposals are fully described in the accompanying Proxy Statement, which you are urged to read carefully.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE CANDIDATES FOR ELECTION AND APPROVED THE OTHER TWO PROPOSALS DESCRIBED IN THE PROXY STATEMENT. WE RECOMMEND THAT YOU VOTE "FOR" ALL THREE CANDIDATES AND "FOR" THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please complete, date and sign the enclosed Proxy Card and return it in the envelope provided.

If you have any questions, please contact our Assistant Corporate Secretary, Tara E. Zuck, at (215)538-5715.

Thank you for your cooperation and continuing support.

Very truly yours,

/s/ Thomas J. Bisko

THOMAS J. BISKO
President and
     Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          ----------------------------

                            TO BE HELD ON MAY 7, 1996


         Notice is hereby given that the 1996 Annual Meeting of the Shareholders of QNB Corp. (the "Corporation") will be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, Pennsylvania 18951, on Tuesday, May 7, 1996 at 11:00 a.m., local time, for the following purposes:

         (1)  To elect three (3) Directors.

         (2) A proposal to approve the Corporation's 1996 Employee Stock Purchase Plan.

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on March 29, 1996, as the record date for the purpose of determining those shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to mark, date, sign and mail the enclosed proxy in the envelope supplied, as soon as possible. At any time prior to their being voted, proxies are revocable by written notice to the Corporation in accordance with the instructions set forth in the enclosed Proxy Statement or by voting at the meeting in person. If you attend the Annual Meeting, you may withdraw your proxy before it is voted and then vote your shares in person.

                                             By Order of the Board of Directors,

                                             /s/ Charles M. Meredith, III

                                             Charles M. Meredith, III
                                             Secretary

                                    QNB CORP.
                              10 North Third Street
                         Quakertown, Pennsylvania 18951
                                 (215) 538-5715

                                ----------------

                                 PROXY STATEMENT


                1996 ANNUAL MEETING OF SHAREHOLDERS - MAY 7, 1996

         This Proxy Statement is being furnished to holders of the Common Stock, par value $1.25 per share (the "Common Stock"), of QNB Corp. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board of Directors") for use at the 1996 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of The Quakertown National Bank (the "Bank"), at 320 West Broad Street, Quakertown, Pennsylvania 18951, on May 7, 1996. (The Annual Meeting and any adjournment(s) or postponement(s) thereof, are referred to hereinafter as the "Annual Meeting.")

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to in the Notice of Annual Meeting attached hereto. As to other business, if any, that may properly come before the Annual Meeting, properly executed proxies in the form enclosed will be voted in accordance with the judgment of the person or persons voting the proxy.

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Corporation and the Bank may solicit proxies personally or by telephone, without additional compensation.

         These proxy materials are first being mailed to holders of the Common Stock on or about April 8, 1996.

Date, Time, and Place of Meeting

         The Annual Meeting will be held on May 7, 1996 at 11:00 a.m., local time, at the offices of the Bank at 320 West Broad Street, Quakertown, Pennsylvania.

Outstanding Securities; Quorum; Voting Rights; and Record Date

         The close of business on March 29, 1996, has been fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, the Corporation had issued and outstanding 1,423,998 shares of Common Stock.

         Holders of the Common Stock are entitled to one vote for each share of Common Stock held of record on the record date with respect to each matter to be voted on at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting.

Solicitation of Proxies

         Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors.


Voting and Revocability of Proxies

         Shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on such proxies, such shares will be voted FOR the election of the nominees of the Corporation's Board of Directors, and FOR approval of the proposed Employee Stock Purchase Plan. It is not anticipated that any matters will be presented at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the Annual Meeting, proxies will be voted in the discretion of the proxy holders as to such matters.

         A holder of shares of Common Stock who executes and returns a proxy has the power to revoke it at any time before it is exercised by delivering to Mr. Charles M. Meredith, III, Secretary of the Corporation, at the offices of the Corporation, at the address indicated above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                       SECURITIES OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of Common Stock, par value $1.25 per share, beneficially owned by each current Director and nominee, by each executive officer, and by all Directors, nominees and executive officers of the Corporation and the Bank, as a group, as of March 29, 1996. The address for each such person is 320 West Broad Street, Quakertown, Pennsylvania 18951. The following table does not include shares held within the Bank sponsored 401(k) Profit Sharing pension plans.




    Name of                                             Number of Shares                   Percent of
Beneficial Owner                                           Owned(1)(2)                      Class(3)
- - -------------------                                     ----------------                   ----------
Norman L. Baringer, Director                                 5,000(4)                          *

Thomas J. Bisko, Director, President/                       12,486(5)                          *
  Chief Executive Officer                                   (8,080)

Kenneth F. Brown, Jr., Director                             16,424(6)                         1.15%

Dennis C. Helf, Director (Bank)                                800                              *

Donald T. Knauss, Director                                  60,968(7)                         4.28%

Bret H. Krevolin, Senior Vice President/                     4,600(8)                           *
  Chief Financial Officer (Bank)                            (4,550)

Bryan S. Lebo, Senior Vice President/                        1,700(9)                           *
  Lending (Bank)                                            (1,400)

Charles M. Meredith, III, Director                          41,300(10)                        2.90%

Philip D. Miller, Director                                  33,756(11)                        2.37%

Gary S. Parzych, Director                                    1,550                              *

Henry L. Rosenberger, Director                              26,928(12)                        1.89%

Mary Ann Smith, Senior Vice President/                       5,620(13)                          *
  Operations (Bank)                                         (4,600)

Edgar L. Stauffer, Director                                 40,384(14)                        2.84%

Robert C. Werner, Executive Vice President/                  6,853(15)                          *
  Chief Operating Officer (Bank)                            (6,040)

Existing Directors, Nominees
  & Executive Officers
  as a Group (14 persons)                                  258,369                           18.14%
                                                           (24,670)

- - ------------------------------------

*     Less than 1.00%

(1) Unless otherwise indicated, each person owns the indicated shares directly and has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

(2) The parenthetical reference, if any, reflects, in addition to the number of issued and outstanding shares indicated above as beneficially owned, directly or indirectly, the number of options or warrants which are held and which are exercisable within sixty (60) days.

(3)   Numbers are rounded-off to the nearest one-hundredth percent.

(4) Includes 2,588 shares owned jointly by Mr. Baringer with his wife, Nancy, and 800 shares held in her individual capacity.

(5) Includes 3,218 shares owned jointly by Mr. Bisko with his wife, Barbara and 8,080 immediately exercisable options awarded under the Stock Incentive Plan.

(6)   Includes 15,624 shares owned jointly by Mr. Brown with his wife, Pamela.

(7) Includes 8,964 shares held by Mr. Knauss's wife, Ruth and 6,800 shares held in E.W. Knauss and Son Inc. Profit Sharing Trust with respect to which Mr. Knauss claims beneficial ownership.

(8) Includes 50 shares owned jointly by Mr. Krevolin with his wife, Susan and 4,550 immediately exercisable options awarded under the Stock Incentive Plan.

(9) Includes 300 shares owned jointly by Mr. Lebo with his wife, Elaine and 1,400 immediately exercisable options awarded under the Stock Incentive Plan.

(10) Includes 5,184 shares owned jointly by Mr. Meredith with his wife, Elizabeth; 2,396 shares held in her individual capacity; 108 shares held of record by Ella K. Meredith, Mr. Meredith's mother; and 4,200 shares held of record by Franklin & Meredith, Inc., with respect to which Mr. Meredith claims beneficial ownership.

(11) Includes 396 shares owned by Mr. Miller's wife, Nancy W. Kelly. Mr. Miller does not claim beneficial ownership of these shares.

(12) Includes 5,076 shares held by Mr. Rosenberger's wife, Charlotte; 888 shares held of record by Mr. Rosenberger's daughter, as to which Mr. Rosenberger has sole voting and dispositive power; 6,300 shares h eld of record by Rosenberger Cold Storage, Inc.; and 4,600 shares owned by Rosenberger Cold Storage, Inc . Profit Sharing Trust, with respect to which Mr. Rosenberger claims beneficial ownership.

(13) Includes 812 shares owned jointly by Ms. Smith with her husband, Randall; 208 shares held of record by Ms. Smith's children, as to which Ms. Smith has the sole voting and dispositive power and 4,600 immediately exercisable options awarded under the Stock Incentive Plan.

(14) Includes 21,696 shares owned jointly by Mr. Stauffer with his wife, Mary Blake; 300 shares held in her individual capacity; and 6,156 shares owned by Stauffer Profit Sharing Trust, with respect to which Mr. Stauffer claims beneficial ownership.

(15) Includes 813 shares owned jointly by Mr. Werner with his wife, Judith and 6,040 immediately exercisable options awarded under the Stock Incentive Plan.

                       BENEFICIAL OWNERSHIP OF SECURITIES


         On March 29, 1996, there were outstanding and entitled to vote 1,423,998 shares of Common Stock, par value $1.25 per share. The following table sets forth the names of persons who, directly or indirectly, are known to the management of the Corporation to be beneficial owners (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended), of at least five percent (5%) of the Common Stock outstanding as of March 29, 1996:



Name and Address of                                  Number of Shares             Percent of
Beneficial Owner                                         Owned(1)                  Class(2)
- - -------------------                                  ----------------             ----------
James C. Ebbert                                          117,628                    8.26%
303 Edgemont Avenue
Quakertown, PA  18951

- - ------------------------


(1)   Includes 117,628 shares owned jointly by Mr. Ebbert with his wife, Martha.

(2)   Numbers are rounded-off to the nearest one-hundredth percent.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Board of Directors

         The Articles of Incorporation of the Corporation and the Corporation's By-Laws provide, in summary, that the Board of Directors shall consist of nine members and shall be divided into three classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. The Directors currently constituting Class II have been nominated for re-election at the Annual Meeting. Directors in Class III and Class I will hold office until the 1997 and 1998 annual meetings, respectively.

The Nominees

         At the Annual Meeting, three directors are to be elected. Each director so elected will hold office until the Annual Meeting of shareholders is held in 1999 and until his successor in office shall be duly qualified and elected.

         To the extent given discretion, the persons named in the accompanying proxy intend to vote to elect each of the nominees listed below. In the event that any nominee should decline to serve or be unable to serve, the persons named as proxies may vote for the election of such person or persons as may be recommended by the Board of Directors. The Board of Directors does not have a Nominating Committee.

         Set forth below, with respect to each nominee for Director, is his name, age, the time period served as a Director, if any, and his principal occupation(s) or employment and business affiliation(s) at present and during the last five years.


Voting Requirements

         The three (3) directors are required to be elected by the affirmative vote of a majority of the votes cast as to the particular seat. Votes may be cast in favor or withheld for any or all of the appropriate nominees.

         Abstentions and broker non-votes will be counted as neither for nor against a nominee, but the shares represented by such abstention or broker non-vote will be considered present at the Annual Meeting for quorum purposes.


                                 RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THESE NOMINEES BE ELECTED AS A DIRECTOR.

NOMINEES FOR THREE YEAR TERM EXPIRING IN 1999 (Class II Directors)

         Kenneth F. Brown, Jr.
         Age 40; President, McAdoo & Allen, Inc. (manufacturing), Quakertown, Pa., from September 1989 to present; Executive Vice President, McAdoo & Allen, Inc., from April 1976 to August 1989. A Director since 1993.

         Henry L. Rosenberger
         Age 50; President, Rosenberger's Cold Storage, Inc.(refrigerated storage), Hatfield, Pa., from June, 1981 to present; President, Rosenberger's Cold Transport, Inc.(refrigerated trucks), from October, 1984 to present; President, Dock Woods Community, Inc. (retirement community), January, 1988 to present; a Director since 1984.

         Edgar L. Stauffer
         Age 57; Co-Owner, Stauffer Manufacturing Corporation (manufacturer and importer of industrial work gloves and safety equipment), Red Hill, Pa., from August, 1959 to present; Co-Owner, H. Texier Glove Corporation, Inc., from September, 1983 to present; a Director since 1983.

Continuing Directors Serving Until 1997 (Class III Directors)

         Philip D. Miller
         Age 73; Chairman of the Board of the Bank, from September, 1985 to present; Chairman of the Board of the Corporation, from May, 1986 to present; a Director since 1966.

         Donald T. Knauss
         Age 70; Secretary of the Corporation, from 1984 to April, 1994; Secretary of the Bank, from 1968 to April, 1994; Chairman of the Board,
         E. W. Knauss & Son, Inc. (meat processing), Quakertown, Pa., from 1986 to present; a Director since 1954.

         Thomas J. Bisko
         Age 48; Chief Executive Officer of the Bank and the Corporation, from March, 1988 to present; President of the Bank, from September, 1985 to present; Treasurer of the Corporation, from February, 1986 to present; President of the Corporation, from May, 1986 to present; a Director since 1985.

Continuing Directors Serving Until 1998 (Class I Directors)

         Gary S. Parzych
         Age 40; President, Eugene T. Parzych, Inc. (construction company), Trumbauersville, PA., from 1980 to present; President, Finland Leasing Company, Inc., from June, 1986 to present; Director, Quakertown Community School Board, from January, 1987 to present.

         Norman L. Baringer
         Age 65; President, Baringer Assoc. Inc. (insurance, real estate brokerage), Quakertown, Pa., 1985 to present; a Director since 1992.

         Charles M. Meredith, III
         Age 60; Secretary of the Corporation and the Bank from April, 1994 to present; Owner, The Free Press (newspaper), Quakertown, Pa., from 1969 to present; a Director since 1968.

- - -------------------------------

         Directors' tenures in office, in some instances, refer to service as a Director of the Bank prior to the formation of QNB Corp. as the holding company for the Bank.

             THE BOARDS OF DIRECTORS OF THE CORPORATION AND THE BANK

         Each current director of the Corporation is also a current member of the Bank's Board of Directors. Dennis C. Helf is a member of the Board of Directors of the Bank only.

         The Board of Directors of the Corporation met 8 times in 1995. The Board of Directors of the Bank met a total of 27 times during such period. All current Directors attended at least 75 percent of the aggregate number of all meetings of the Board(s) of Directors of the Bank and the Corporation.

         Set forth below is information concerning the standing committees of the Board of Directors of the Corporation.

         Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Corporation between Board meetings, unless otherwise provided by the By-Laws of the Corporation. The Executive Committee did not meet in 1995. The present members of the Executive Committee are Messrs. Bisko, Knauss, Meredith, Stauffer, and Miller.

         Building Committee. The Building Committee is responsible for overseeing the Corporation's physical plant. The present members of the Building Committee are Messrs. Baringer, Brown, Knauss, and Parzych. The Building Committee met once in 1995.

         Compensation Committee. The Compensation Committee's primary function is to review and determine the compensation of present and proposed senior members of management of the Corporation. The Compensation Committee met once in 1995. The present members of the Compensation Committee are Messrs. Knauss, Meredith, Rosenberger, and Stauffer.

         Directors' Compensation. Each Director of the Corporation is also a member of the Board of Directors of the Bank. During 1995 each Director received a fee of $350 for each Board meeting attended. Directors are not reimbursed for Board meetings of the Corporation. Members of the Committees of the Board of Directors also received $175 for each Committee meeting attended. Directors who are salaried officers of the Corporation or the Bank do not receive fees for their services as a director.

                                   PROPOSAL 2

                       ADOPTION OF THE PROPOSED QNB CORP.
                          EMPLOYEE STOCK PURCHASE PLAN


Summary Plan Description

         The QNB Corp. Employee Stock Purchase Plan ("Plan") offers eligible employees an opportunity to purchase from the Corporation shares of QNB Corp. common stock, $1.25 par value ("Common Stock") at a 5% discount from the fair market value as determined in accordance with the terms of the Plan. An employee is considered eligible to participate in the Plan if they have had at least one year continuous service to the Corporation preceding the Offer Date. Employees who are regularly scheduled to work 20 hours or less a week are not eligible to participate in the Plan. As of March 29, 1996 there were 120 employees eligible to participate in the Plan. It is undetermined as to the anticipated level of participation in the proposed Plan.

         Purchases under the Plan will be made by payroll deductions over a six month offering period. The purpose of the Plan is to provide an incentive for eligible employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Common Stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation.

         The Plan is intended to be an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended ("Code"). The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), nor is it qualified under Section 401(a) of the Code. The Plan document is attached as Exhibit 1 to this proxy.


Duration of the Plan

         The Plan will remain in effect until (i) terminated by action of the Board of Directors of the Corporation, (ii) all Common Stock subject to the Plan has been purchased by the employees, or (iii) June 1, 2001, whichever shall occur first. A maximum of 25,000 shares of Common Stock may be issued under the Plan.

         One or more offerings to purchase Common Stock will be made during the term of the Plan. It is anticipated that additional offerings of six months each will be made under the Plan commencing on June 1 and December 1 of each year during the term of the Plan. The initial offering, pending shareholder approval, will commence June 1, 1996.


Quorum and Voting Requirements

         A quorum for the purpose of acting on this proposal, requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation. The affirmative vote of the holders of a majority of the outstanding shares of the Corporation's shares present, in person or by proxy, is required for the adoption of this Proposal.


Board of Directors' Recommendations

         THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR THE ADOPTION OF THE PROPOSED EMPLOYEE STOCK PURCHASE PLAN. UNLESS OTHERWISE DIRECTED, YOUR PROXY WILL BE VOTED IN FAVOR OF RATIFICATION.

                             EXECUTIVE COMPENSATION
Summary Compensation Table

         Since the formation of the Corporation, none of its executive officers have received any separate compensation from the Corporation. Philip D. Miller, Thomas J. Bisko, Robert C. Werner, and Bret H. Krevolin are the only executive officers of the Corporation that are also executive officers of the Bank. The following information is furnished concerning the executive officers of the Corporation whose aggregate remuneration from the Bank exceeded $100,000 during the fiscal year ended December 31, 1995:



                                                                        Long Term
                                                                        Compensa-            All Other
                                                       Salary           tion/Options         Compensa-
Name                                    Year             ($)                 (#)             tion ($)
- - --------------------------------------------------------------------------------------------------------
Thomas J. Bisko                         1995          $165,000          1600 Shares        $15,865 (1)
President and                           1994          $157,740          1600 Shares        $15,858 (2)
Chief Executive Officer                 1993          $151,673          1600 Shares        $16,366 (3)

Robert C. Werner                        1995          $104,000          1500 Shares         $8,320 (1)
Executive Vice President/               1994          $100,000          1500 Shares         $8,000 (2)
Chief Operating Officer                 1993           $80,286          1400 Shares         $6,417 (3)

- - -----------------------


(1) Represents contributions made by the Bank of $12,000 to Mr. Bisko's and $8,320 to Mr. Werner's account in the Bank's 401(k) and Money Purchase Pension Plans. Mr. Bisko's amount also includes $3,865, representing the dollar value of insurance premiums paid by the Bank under the terms of a salary continuation agreement.

(2) Represents contributions made by the Bank of $11,993 to Mr. Bisko's and $8,000 to Mr. Werner's accounts in the Bank's 401(k) and Money Purchase Pension Plans. Mr. Bisko's amount includes $3,865, representing the dollar value of insurance premiums paid by the Bank under the terms of a salary continuation agreement.

(3) Represents contributions made by the Bank of $12,501 to Mr. Bisko's and $6,417 to Mr. Werner's accounts in the Bank's 401(k) and Money Purchase Pension Plans. Mr. Bisko's amount includes $3,865, representing the dollar value of insurance premiums paid by the Bank under the terms of a salary continuation agreement.

Stock Option Grants for 1995

      The following table shows grants of stock options to Mr. Bisko and Mr. Werner for fiscal 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                              % of Total
                                                              Options
                                                              Granted           Exercise
                                                 Options      to Employees      or Base          Expira-
                                                 Granted      in Fiscal         Price            tion
Name                                               (#)        Year              ($/Share)        Date
- - ----------------------------------------------------------------------------------------------------------
Thomas J. Bisko                                   1600           17.4%          $29.50           1/30/2001
President & Chief Executive Officer

Robert C. Werner                                  1500           16.3%          $29.50           1/30/2001
Executive Vice President/
Chief Operating Officer


Aggregate Option Exercises and Option Values


           The following table provides information as to stock options exercised by Mr. Bisko and Mr. Werner in 1995 and the value of stock options held by such officer at year-end 1995 measured in terms of the closing price (average of bid and ask price) of the Corporation's Common Stock on December 31, 1995, which was $30.00. All stock options are immediately exercisable.


              AGGREGATE STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END STOCK OPTION VALUES


                                                                                                  Value of
                                                                       Number of                  Unexercised
                        Shares              Aggregate                  Unexercised                In-the-Money
                        Acquired on         Value                      Options at                 Options at
Name                    Exercise (#)        Realized                   12/31/95 (1)               12/31/95 (1)
- - --------------------------------------------------------------------------------------------------------------
Thomas J. Bisko            756 (2)          $22,680                       6,480                      $73,050

Robert C. Werner           377 (3)          $11,310                       4,540                      $49,125


- - -----------------------------
(1)      All such options are immediately exercisable

(2) Represents the net number of shares acquired by Mr. Bisko following payment of the option exercise price by the delivery of shares acquired by Mr. Bisko upon exercise of 1,680 of such options.

(3) Represents the net number of shares acquired by Mr. Werner following payment of the option exercise price by the delivery of shares acquired by Mr. Werner upon exercise of 840 of such options.

Employment Agreements

      On September 2, 1986, the Corporation and Mr. Bisko entered into an employment agreement for a term commencing on September 1, 1986 and terminating on December 31, 2013; provided, that such employment agreement may be terminated by either party upon five years' prior written notice. Under the terms of the employment agreement, Mr. Bisko is to be employed as the President of the Bank and to render such services consistent therewith as may be reasonably required of him from time to time by the Board of Directors. Mr.Bisko's base salary is $171,600 for 1996, subject to an annual review and adjustment, based upon performance, as determined by the Board of Directors or a designated committee thereof. Mr. Bisko shall also be reimbursed for all reasonable and necessary expenses which are related to his duties. Mr. Bisko may be discharged at any time for just and proper cause, except that, following a change of control of the Corporation (which is defined as any one person or group obtaining voting control of 25% or more of the outstanding Common Stock of the Corporation), Mr. Bisko's employment may only be terminated if he materially breaches his obligations under his employment agreement, fails or refuses to comply with the proper and reasonable written policies of the Board of Directors, or is convicted of a felony. If Mr. Bisko's employment is terminated for reasons other than, among others, discharge for cause, a change in control of the Corporation, or death or disability, Mr. Bisko shall be entitled to receive a lump sum severance payment equal to five times his then current base salary. If Mr. Bisko were terminated at the minimum base salary of $171,600 as of January 1, 1996, he would be entitled to receive a maximum lump sum payment equal to $858,000. Such a provision may be deemed to be "anti-takeover" in nature inasmuch as it may discourage a potential acquiror who would desire to replace Mr. Bisko with a new president. In the event of Mr. Bisko's death or disability, the Corporation shall pay either to Mr. Bisko, his estate, or his designated beneficiary, an amount equal to his then current base salary in equal monthly installments, which amounts may be reduced based upon the receipt of any life or disability insurance proceeds from policies maintained by and at the expense of the Corporation.

         The Bank provides Mr. Bisko, for the benefit of his named beneficiary, with a Salary Continuation Agreement ("Agreement"). In the event of Mr. Bisko's death, the Agreement provides his beneficiary with monthly income for 180 consecutive months. The Agreement is enforced only while Mr. Bisko remains employed by the Bank. If Mr. Bisko's employment is terminated for any reason other than death, all rights under the Agreement will be terminated. The benefits are funded through an insurance policy with the cost limited to the annual premium on the policy.

      The Bank provides Mr. Bisko with a membership in a country club. Mr. Bisko is reimbursed for the cost of all meals at the club which are related to business. Mr. Bisko is not reimbursed for personal meals at the country club.


                      EXECUTIVE OFFICERS OF THE REGISTRANT

         The following lists the executive officers of the Corporation, and other significant employees, their respective ages, positions held, recent business experience with the Corporation and the Bank, and the period they have served in their respective capacities.

Philip D. Miller
Age 73; Chairman of the Board of the Bank, from September, 1985 to present; Chairman of the Board of the Corporation, from May, 1986 to present; Chief Executive Officer of the Bank, from 1966 to March, 1988; President of the Corporation, from September, 1984 to May, 1986.

Thomas J. Bisko
Age 48; Chief Executive Officer of the Bank and the Corporation, from March, 1988 to present; President of the Bank, from September, 1985 to present; President of the Corporation, from May, 1986 to present; Treasurer of the Corporation, from February, 1986 to present.

Robert C. Werner
Age 38; Executive Vice President/Chief Operating Officer of the Bank, from January 1994 to present; Senior Vice President/Chief Financial Officer of the Bank, from January, 1989 to December 1993; Vice President of the Corporation, from October, 1988 to present.

Bret H. Krevolin
Age 33; Senior Vice President/Chief Financial Officer of the Bank from January 1995 to present; Chief Accounting Officer of the Corporation, from January 1992 to present; Vice President/Controller of the Bank from August 1989 to December 1994; Supervisor, Coopers & Lybrand, Philadelphia, from July 1988 to August 1989.

Bryan S. Lebo
Age 39; Senior Vice President/Lending from January 1995 to present; Executive Vice President of Lehigh Valley Bank from 1992 to 1994; Administrative Vice President of Lehigh Valley Bank from 1990 to 1992; Vice President of Lehigh Valley Bank from 1987 to 1990.

Mary Ann Smith
Age 42; Senior Vice President/Operations of the Bank from January 1995 to present; Vice President/Operations of the Bank, from January 1988 to December 1994.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Certain of the directors and executive officers of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business; were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 1995, there were $4,626,000 in loans outstanding to directors, principal officers, and their related interests.


                      NOMINATIONS AND SHAREHOLDER PROPOSALS

         Nominations for election to the Board of Directors may be made by any shareholder if made in writing and delivered or mailed to the President of the Corporation, not less than fourteen (14) days or more than fifty (50) days prior to any meeting of shareholders called for the election of Directors, provided however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Corporation not later than the close of business on the seventh (7) day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of Common Stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of Common Stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance with these provisions may be disregarded by the Chairman of the Annual Meeting.

         Any Shareholder Proposal for the 1997 Annual Meeting must be submitted, in writing, to the Secretary of the Corporation in accordance with the proxy rules of the Securities and Exchange Commission prior to December 10, 1996. Any Shareholder Proposal not submitted in accordance with the foregoing may be disregarded by the Chairman of the Annual Meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and persons who own more than ten percent of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent owners are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on the Corporation's review of the copies of such forms received by it, the Corporation believes that, during the fiscal year ended December 31, 1995, all filing requirements applicable to its officers, directors and greater than ten percent owners were complied with.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         If there are not sufficient votes for approval of any of the matters to be acted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit the further solicitation of proxies.


By Order of the Board of Directors,

/s/ Charles M. Meredith, III

Charles M. Meredith, III
Secretary

Quakertown, Pennsylvania
April 8, 1996

                                                                      Exhibit 1

                                    QNB CORP.

                               STOCK PURCHASE PLAN

1. Purpose. The purpose of the QNB Corp. Stock Purchase Plan (Plan) is to provide an incentive for Eligible Employees to remain in the employ of the Corporation and to devote their best efforts to its success by affording such employees an opportunity to acquire the Corporation's Common Stock in a convenient and advantageous manner and to maintain a proprietary interest in the Corporation. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2. Definitions. Whenever used in the Plan:
     (a) "Alternative Offering Price" means 95 percent of the Fair Market Value of Common Stock on the last day of the Offering Period (November 30 or May 31) next following the beginning of the Offering Period.
     (b) "Beneficiary" means the person designated by an Eligible Employee, in accordance with Section 11(e), to make the elections prescribed in Section 11(d) in the event of such Eligible Employee's death.
     (c) "Board" means the Board of Directors of QNB Corp.
     (d) "Code" means the Internal Revenue Code of 1986, as amended.
     (e) "Committee" means the Committee of officers appointed by the Corporation's Board of Directors. The initial members of the Committee shall be Thomas J. Bisko, President and Chief Executive Officer, Robert C. Werner, Vice President, and Bret H. Krevolin, Chief Accounting Officer.
     (f) "Common Stock" means the common stock, par value $1.25 per share, of QNB Corp.
     (g) "Compensation" means the Eligible Employee's wages, salaries, fees for professional services and other amounts received for professional services actually rendered in the course of employment with the Corporation to the extent that the amounts are includible in gross income (including but not limited to, commissions paid salesman, compensation for services on the basis of percentage of the profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c) for a Plan Year).
     (h) "Corporation" means QNB Corp. and such of its Subsidiaries existing as of the effective date of the adoption of the Plan, or thereafter acquired, as may be designated from time to time by the Board.
     (i) "Disability" means total disability as defined in the long term disability plan of the Corporation.
     (j) "Effective Date" shall mean June 1, 1996, the date the initial offering will commence.
     (k) "Eligible Employee" means any employee of the Corporation and such additional Subsidiary or Subsidiaries as shall be determined by the Board to participate in the Plan who has been continuously employed by the Corporation or Subsidiary for at least the one year preceding the Offering Date. Employees who are scheduled to regularly work 20 hours or less a week are not considered eligible to participate in the Plan.
     (l) "Fair Market Value" means the average of the highest and lowest selling prices of Common Stock as reported by a national securities exchange on which the shares of the Common Stock are traded on such date, including the NASDAQ National Market, or the bid price as reported by one of the QNB Corp. market makers.
     Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an option shall be inconsistent with Section 423 of the Code or regulations thereunder.
     (m) "Offering Date" means June 1 or December 1, the days designated by the Board for any offering made under the Plan.
     (n) "Offer Period" means the period of 6 months for each offering made under the Plan during which payroll deductions shall be made from the Compensation of Eligible Employees granted an option under the offering.
     (o) "Offering Price" means 95% of the Fair Market Value of Common Stock on an Offering Date (June 1 or December 1) of each year during the term of the Plan.
     (p) "Plan" means the QNB Corp. Stock Purchase Plan, as amended from time to time.
     (q) "Plan Administrator" means the person appointed by the Board to administer the Plan in accordance with Section 3.
     (r) "Plan Custodian" means the Corporation or a successor Plan Custodian selected by the Committee.
     (s) "Purchase Date" means the date on which the Plan Custodian credits the Eligible Employee's account (customarily the last day of each Offer Period) for shares purchased under the Plan.
     (t) "Retirement" means retirement under the Quakertown National Bank Retirement Plan or any pension plan of a Subsidiary.
     (u) "Subsidiary" means a subsidiary corporation of QNB Corp. as defined in
Section 424(f) of the Code.

3. Administration.
     (a) The Board shall appoint a Committee to serve as Plan Administrator. Except where the Plan specifically reserves the determination of matters to the Board, the Plan shall be administered by the Plan Administrator. In addition to the Plan Administrator's duties with respect to the Plan stated elsewhere in the Plan, the Plan Administrator shall have full authority, consistently with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as is deemed desirable and to make all other determinations necessary or desirable for the administration of the Plan. Except as provided in paragraph (b), all decisions, determinations and interpretations of the Plan Administrator shall be binding upon all persons participating in the Plan.
     (b) If a claim for benefits under the Plan is wholly or partially denied by the Plan Administrator, the claimant may request the Committee to review the denial of his or her claim. The Committee shall make a decision and furnish such decision to the claimant and the Plan Administrator within a reasonable period of time after the request for review is made. All decisions of the Committee shall be final and binding upon all persons participating in the Plan.
     (c) It is intended that the Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Plan Administrator shall administer the Plan in such a manner as to carry out this intention.

4. Shares Subject to the Plan. The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Plan is 25,000 shares, subject to adjustment pursuant to Section 17. All options granted pursuant to the Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Corporation pursuant to the Plan may be previously issued shares reacquired by the Corporation or authorized but unissued shares. If any option expires or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option shall again be available for options within the limit specified above.

5. Offerings. Subject to the provisions of the Plan, the Board shall from time to time in its discretion make offerings to Eligible Employees to purchase Common Stock under the Plan. The terms and conditions for each such offering shall specify the Offering Date, the Offering Price, the Offer Period and the number of shares of Common Stock that may be purchased under the offering. It is anticipated, but not required, that additional offerings of six months each will be made under the Plan commencing on December 1 and June 1 of each year during the term of the Plan. The initial offering will commence on June 1, 1996.

6. Number of Shares Employee May Purchase.
     (a) Pursuant to any offering made under the Plan, and subject to the provisions of the Plan, no Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan which would permit him or her to purchase shares of Common Stock which exceeds $15,000 of fair market value of such stock (determined at the time such option was granted) for each calendar year for which such option was outstanding. The Board may change from time to time the total dollar limit of shares that may be purchased by an Eligible Employee for each calendar year for which such option was outstanding.
     (b) No Eligible Employee may be granted an option to purchase shares of Common Stock under the Plan if such Eligible Employee, immediately after the option is granted, would own stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Corporation or its Subsidiaries. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the eligible Employee may purchase under outstanding stock options shall be treated as stock owned by such Eligible Employee.

7. Method of Participation.
      (a) The Plan Administrator shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to the Plan and the terms and conditions for each offering.
     (b) Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so by authorizing the Corporation, in the form and manner prescribed by the Plan Administrator, to make payroll deductions in any whole percentage of Compensation of at least 1% and not more than 5%. Such election and authorization must be made at least 15 days prior to an Offering Period and shall continue in effect unless and until such Eligible Employee changes his or her payroll deductions or terminates his or her employment with the Corporation, as provided in Section 8 and 11 respectively.
     (c) The Board may change from time to time the minimum and maximum percentage limits of payroll deductions set forth in Section 7(b) of the Plan.

8.  Payroll Deductions.
      (a) The percentage of Compensation elected by each Eligible Employee for the purchase of shares of Common Stock covered by the option granted to such Eligible Employee in any offering shall be deducted during the Offer Period specified in the offering through regular payroll deductions, and shall be credited to an account maintained in his or her name. The percentage of Compensation so deducted may not be increased or decreased by the Eligible Employee at any time during the Offer Period except as provided in Sections 7(b) and 8(b) of the Plan.
     (b) At any time during the Offer Period for any offering, an Eligible Employee granted an option to purchase shares of Common Stock under such offering may direct the Corporation to suspend further payroll deductions with respect to such option, in which case all payroll deductions with respect to such option shall cease as soon as administratively practical. In that event, any amounts already credited to his or her account during the Offer Period in which such suspension occurs shall be retained by the Corporation until the end of such Offer Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9. An Eligible Employee who has suspended further payroll deductions may direct the Corporation to reinstate deductions at the next Offer Period. An Eligible Employee's election to suspend payroll deductions, or to reinstate deductions, shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator, and such changes shall be effective as soon as administratively practical.

9. Exercise of Options and Purchase of Shares.
     (a) Unless an Eligible Employee granted an option under any offering has subsequently suspended payroll deductions pursuant to Section 8, such option shall be deemed to have been exercised as of the last day of the Offer Period for such offering and shall become on each date an irrevocable obligation to purchase Common Stock in accordance with the provisions of the Plan. The number of shares of Common Stock purchased each Offer Period by each such Eligible Employee shall be determined by dividing (i) the amount (including all payroll deductions and any dividends paid by the Corporation on shares credited to such Eligible Employee's account) accumulated in his or her account during such Offer Period by (ii) the lower or the Offering Price or the Alternative Offering Price, but in no event shall the aggregate number of shares purchased in any Offer Period exceed the maximum number of shares of such Eligible Employee was entitled to purchase pursuant to the limitations provided in Section 6. The shares of Common Stock purchased by each such Eligible Employee pursuant to this
Section 9 shall be credited to such Eligible Employee's account, and shall be held in such account until withdrawn, distributed or sold pursuant to Section 10, 11 or 19, whichever is applicable.
     (b) If, with respect to any offering made under the Plan, the Eligible Employees participating in the offering becoming entitled at the end of any Offer Period during the Offer Period for such offering to purchase more than the aggregate number of shares of Common Stock specified by the number of shares, and any amounts remaining in the accounts of Eligible Employees shall be refunded in each as soon as practicable thereafter.

10. Withdrawal and Sale of Shares.
     (a) An Eligible Employee may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account pursuant to Section 9. As soon as practicable thereafter, a certificate for the number of whole shares which such Eligible Employee has elected to withdraw shall be issued to him or her. No certificate for fractional shares shall be issued and the value of any such fractional shares, as determined by the Plan Custodian, shall be paid in cash.
     (b) An Eligible Employee's election to withdraw or sell shares of Common Stock pursuant to paragraphs (a) and (b), respectively, shall be made by the filing of a notice with the Plan Administrator in the form and manner prescribed by the Plan Administrator.

11.  Rights Upon Death or Other Termination of Employment.
     (a) If the employment of an Eligible Employee granted an option to purchase shares of Common Stock under any offering terminates during the Offer Period for such offering because of death, Disability or Retirement, the Eligible Employee or, if applicable, such Eligible Employee's estate, may elect to (i) cancel the option, in which event the Corporation shall distribute the balance in such Eligible Employee's account as soon as practicable thereafter, or (ii) exercise the semi-annual installment of the option for the Offer Period during which such termination of employment occurs, in which event any amounts already credited to such Eligible Employee's account during such Offer Period shall be retained by the Corporation until the end of such Offer Period, at which time such amounts shall be used to purchase shares under the option in accordance with Section 9, and as soon as practicable thereafter the Corporation shall distribute the balance of such account.

     (b) If the employment of an Eligible Employee granted an option under any offering terminates for any reason other than death, Disability or Retirement, the Corporation shall distribute such Eligible Employee's account as soon as practicable thereafter.
     (c) If shares of Common Stock represent any portion of the balance in an Eligible Employee's account which is required to be distributed pursuant to paragraph (a) or (b) of this section, the Eligible Employee or if applicable, such Eligible Employee's estate, may elect to receive a distribution of such shares, in which event a certificate for such shares shall be issued, provided that no certificate for fractional shares shall be issued and the value of any remaining amounts, as determined by the Plan Custodian, shall be distributed in cash.
     (d) An election pursuant to paragraph (a) or (b) of this section shall be made by the filing of a notice with the Plan Administrator in the form and manner and within the time period prescribed by the Plan Administrator. If no such notice is filed within the time period prescribed by the Plan Administrator, (i) in the case of the election provided in paragraph (a), the Corporation shall treat the option as canceled in accordance with subdivision
(ii) of that paragraph, and (ii) in the case of the election provided in paragraph (c), the Plan Custodian shall distribute certificates for the shares in accordance with subdivision (ii) of that paragraph.
     (e) Each Eligible Employee may designate a Beneficiary, in the form and manner prescribed by the Plan Administrator, to make the elections prescribed in paragraph (d) of the section in the event of such Eligible Employee's death. Such Beneficiary designation may be changed by the Eligible Employee at any time. If there is no valid Beneficiary designation at the time of the Eligible Employee's death (because the designated Beneficiary predeceased the Eligible Employee for any other reason), the election shall be made by the executor or administrator of the eligible Employee's estate.

12. Shareholder Rights. An Eligible Employee granted an option to purchase shares of Common Stock under the Plan shall not be entitled to any rights as a shareholder with respect to any shares covered by such option until such shares shall have been registered on the transfer books of QNB Corp. in the name of such person.

13. Rights Not Transferable. An Eligible Employee's rights under the Plan are exercisable, during his or her lifetime, only by such employee and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer such rights shall be void and shall automatically cause the option held by the Eligible Employee to be terminated. In such event, any cash remaining in the account of such Eligible Employee shall be refunded to him or her.

14. Notice Premature Disposition. If within two years after the date of grant of an option to an Eligible Employee under the Plan or within one year after the transfer of shares of Common Stock to such Eligible Employee on any exercise of the option, the Eligible Employee makes a disposition (as defined in Section 424
(c) of the Code) of shares of such Common Stock, such Eligible Employee shall notify the Plan Administrator within 10 days after such disposition.

15. Use of Proceeds. The proceeds received by the Corporation from the sale by it of shares of Common Stock to persons exercising options pursuant to the Plan will be used for the general purposes of the Corporation.

16. Laws, Regulations and Listings. All rights granted or to be granted to Eligible Employees under the Plan are express subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for the Plan including without limitation, there being a current registration statement covering the offer of shares of Common Stock purchasable under options on the last day of the Offer Period applicable to such options. If a registration statement shall not then be effective, the term of such options and the Offer Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto, but in no event later than 27 months after the date such options were granted. In addition, all rights are subject to the due listing of such shares of Common Stock on any stock exchanges where the Common Stock is listed.

17. Adjustment Upon Changes in Capitalization. If there is a change in the number or kind of outstanding shares of Common Stock of QNB Corp., by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or other similar event, appropriate adjustments shall be made by the Board to the number and kind of shares subject to the Plan, the number and kind of shares under options then outstanding, the maximum number of shares available for options, the Offering Price and Alternative Offering Price, and other relevant provisions, to the extent that the Board, in its sole discretion, determines that such change makes such adjustments necessary or equitable.

18. No Employment Rights. Nothing in the Plan shall confer upon any employee of the Corporation any right to continued employment, or interfere with the right of the Corporation to terminate his or her employment at any time.

19. Termination: Amendments.
     (a) The Board may, at any time, terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on June 1, 2001. No option may be granted after such termination. Upon termination of the Plan, shares of Common Stock held in the accounts of Eligible Employee shall be issued to them, and cash, if any, remaining in such accounts shall be refunded to them, unless such shares and cash are transferred to a successor plan, if any, at the election of the Eligible Employee.
     (b) The Board may, at any time or times, amend the Plan or amend any outstanding options or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law.
     (c) Except as provided in Section 17, no such amendment of the Plan shall, without the approval of the shareholders of QNB Corp. (which shall not occur more frequently than once every six months): (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan; (ii) reduce the price at which shares of Common Stock subject to options granted under the Plan may be purchased; (iii) change the definition of Subsidiaries eligible to participate in the Plan; or (v) materially increase the benefits accruing to participants in the Plan.
     (d) No termination or amendment of the Plan shall, without the consent of an Eligible Employee, adversely affect the Eligible Employee's rights under any option previously granted under the Plan.

20. Effective Date. The Plan shall become effective upon approval by the Board; provided, however, that the Plan shall be submitted to the shareholders of QNB Corp. for approval in accordance with corporate law of the Commonwealth of Pennsylvania, and if not approved by the shareholders shall be of no force and effect.

         IN WITNESS WHEREOF, the Corporation has caused the Plan to be duly executed by its officers as of the 12th day of March, 1996.




(SEAL)




Attest:                                                       QNB CORP.


/s/ Tara E. Zuck                                     /s/ Thomas J. Bisko
- - --------------------------                          ---------------------------
Tara E. Zuck                                         Thomas J. Bisko
Assistant Secretary                                  President/CEO

REVOCABLE PROXY
QNB Corp.

ANNUAL MEETING OF SHAREHOLDERS
May 7, 1996

The undersigned hereby appoints J. Clair Hershey, James C. Ebbert, and Daniel W. Schantz, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of QNB Corp. common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, PA at 11:00 a.m. on Tuesday, May 7, 1996, and at any and all adjournments thereof.

1. The election as directors of all nominees listed (except as marked to the contrary), for three-year terms

         Kenneth F. Brown           Henry L. Rosenberger      Edgar L. Stauffer

         FOR               WITHHOLD       FOR ALL EXCEPT
         / /                 / /             / /
         INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. The adoption of the proposed QNB Corp. Employee Stock Purchase Plan
         FOR               AGAINST        ABSTAIN
         / /                / /             / /

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. The Board of Directors recommends a vote "FOR" each of the listed proposals.

Detach above card, sign, date and mail in paid envelope provided.

                                   QNB Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the powers of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date. The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report. Please sign exactly as your name(s) appear(s) above. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If signer is a corporation, please sign full corporate name by authorized officer. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY